EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND

EATON VANCE TAX-MANAGED GLOBAL DIVIDEND INCOME FUND

EATON VANCE TAX-MANAGED MULTI-CAP GROWTH FUND

EATON VANCE TAX-MANAGED SMALL-CAP FUND

EATON VANCE TAX-MANAGED SMALL-CAP VALUE FUND

EATON VANCE TAX-MANAGED VALUE FUND

Supplement to Prospectus dated March 1, 2013

1.   The following replaces “Portfolio Managers.” under “Management” in “Fund Summaries – Eaton Vance Tax-Managed Multi-Cap Growth Fund”:

Portfolio Managers

Yana S. Barton, Vice President of BMR, has co-managed the Portfolio since 2013.

Lewis R. Piantedosi, Vice President of BMR, has co-managed the Portfolio since 2013.

2   The following replaces the third paragraph under “Tax-Managed Multi-Cap Growth Portfolio.” in “Management and Organization”:

Yana S. Barton and Lewis R. Piantedosi have served as portfolio managers of Tax-Managed Multi-Cap Growth Portfolio since 2013. Ms. Barton and Mr. Piantedosi manage other Eaton Vance portfolios, have been Eaton Vance portfolio managers for more than five years and are Vice Presidents of Eaton Vance and BMR.

November 1, 2013	7871-11/13